SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 3, 2003





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-86786              41-1955181
----------------------------         ----------            ------------
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
     of Incorporation)             File Number)     Identification No.)




           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 832-7000
                                 --------------
        -----------------------------------------------------------------


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Mortgage Loan Trust 2003-GH1, GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH1 (the "Notes").

Incorporation of Certain Documents by Reference

        The consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-86786) of the Registrant (the "Prospectus"); and
(iii) the Prospectus Supplement for GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH1, and shall be deemed to be a part hereof.


----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 23, 2002 and the prospectus supplement dated April 3, 2003 (collectively, the "Prospectus"), of Residential Asset Mortgage Products, Inc., relating to its GMACM Mortgage Loan Trust 2003-GH1, GMACM Mortgage Loan-Backed Term Notes, Series 2003-GH1.



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Item 7.  Financial Statements and Exhibits

        Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        23.1 Consent of PriceWaterhousCoopers LLP, independent auditors of MBIA Inc. and Subsidiaries ("MBIA") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated February 1, 2002 on the audit of the consolidated financial statements of MBIA as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                                PRODUCTS, INC.



                                            By:         /s/ Patricia C. Taylor
                                                        Patricia C. Taylor
                                                        Vice President



Dated:  April 3, 2003


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                                                 Exhibit Index


Exhibit Page

23.1           Consent of KPMG LLP                    5

                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus Supplement of GMACM Mortgage Loan Trust 2003-GHI, relating to GMACM Mortgage Loan-Backed Term Notes, Series 2003-GHI, comprising part of the Registration Statement (No. 333-86786) of Residential Asset Mortgage Products, Inc., of our reports, dated February 1, 2002, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.



                                   /s/PriceWaterhouseCoopers LLP



April 2, 2003


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